UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 18, 2005

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

See ITEM 7.01 below.

ITEM 7.01.	Regulation FD Disclosure.

On January 18, 2005, MeadWestvaco Corporation issued a news release and conducted a conference call announcing that it has reached a definitive agreement to sell its Papers business and associated assets. A copy of the Company’s news release is attached hereto as Exhibit 99.1, and other presentation materials used in the conference call are attached hereto as Exhibit 99.2 and Exhibit 99.3.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

Date: January 18, 2005

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	News release dated January 18, 2005

Exhibit 99.2	News release conference call script dated January 18, 2005

Exhibit 99.3	Presentation material for news release conference call dated January 18, 2005